UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2006

STEWART & STEVENSON SERVICES, INC.

(Exact name of Registrant as specified in charter)

Texas	0-8493	74-1051605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West Houston, Texas		77008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 868-7700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02(a).         Results of Operations and Financial Condition.

All of the information furnished in Item 2.02(a) of this report and the accompanying exhibit(s) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On April 10, 2006, Stewart & Stevenson Services, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter and fiscal year 2005 results.

Item 8.01               Other Events.

On April 10, 2006, Stewart & Stevenson Services, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter and fiscal year 2005 results and the commencement of the mailing to its shareholders and the filing of its definitive proxy materials with the SEC in connection with its proposed merger with Armor Holdings.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished herewith as a part of this report:

Exhibit	Description

99.1	Press Release of Stewart & Stevenson Services, Inc. dated April 10, 2006, titled “Stewart & Stevenson Services, Inc. Reports Fourth Quarter and Fiscal Year 2005 Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Dated: April 10, 2006	By:	/s/ L. Scott Biar
		Name:	L. Scott Biar
		Title:	Chief Financial Officer